Exhibit 24
                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert C. Murray and James T. Foran, Esq. and each of them (with full power to act without the other), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Public Service Enterprise Group Incorporated to sign the Registration Statement on Form S-3 to be filed by PSEG with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of $575 million aggregate principal amount of PSEG's Senior Debt Securities and/or Subordinated Debt Securities and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 10th day of October, 2000.

             Signature                                   Title                                    Date
             ---------                                   -----                                    ----

         /s/ E. JAMES FERLAND            Chairman of the Board,                              October 10, 2000
-----------------------------------        President and Chief Executive Officer
           E. James Ferland                and Director (Principal Executive Officer)

         /s/ ROBERT C. MURRAY            Vice President and Chief Financial                  October 10, 2000
-----------------------------------         Officer (Principal Financial Officer)
           Robert C. Murray

         /s/ PATRICIA A. RADO            Vice President and Controller                       October 10, 2000
-----------------------------------         (Principal Accounting Officer)
           Patricia A. Rado

          /s/ ERNEST H. DREW             Director                                            October 10, 2000
-----------------------------------
            Ernest H. Drew

        /s/ T.J. DERMOT DUNPHY           Director                                            October 10, 2000
-----------------------------------
          T.J. Dermot Dunphy

       /s/ RAYMOND V. GILMARTIN          Director                                            October 10, 2000
-----------------------------------
         Raymond V. Gilmartin

         /s/ CONRAD K. HARPER            Director                                            October 10, 2000
-----------------------------------
           Conrad K. Harper

           /s/ IRWIN LERNER              Director                                            October 10, 2000
-----------------------------------
             Irwin Lerner

         /s/ MARILYN M. PFALTZ           Director                                            October 10, 2000
-----------------------------------
           Marilyn M. Pfaltz

         /s/ FORREST J. REMICK           Director                                            October 10, 2000
-----------------------------------
           Forrest J. Remick

         /s/ RICHARD J. SWIFT            Director                                            October 10, 2000
-----------------------------------
           Richard J. Swift